                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549



                            ------------------------------

                                         8-K

                            -----------------------------



                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported):  April 15, 1996
                                                            ---------------

                          EQCC HOME EQUITY LOAN TRUST 1995-4
         --------------------------------------------------------------------
           (Exact name of registrant as specified in governing instruments)



    DELAWARE                        33-99344                      59-7059962
  ------------                    ------------                  --------------
(State or other                 (Commission File                (IRS Employer
jurisdiction of                      Number)                 Identification No.)
 organization)



          10401 DEERWOOD PARK BOULEVARD, JACKSONVILLE, FLORIDA         32256
          ------------------------------------------------------------------
            (Address of principal offices)                 (Zip Code)


         Registrant's telephone number, including area code:   (904) 987-5000
                                                              ----------------


                                    NOT APPLICABLE
                                   ----------------

            (Former name or former address, if changed since last report)


                                              Total Number of Pages  12
                                                                     -----
                                              Exhibit Index Located at Page  5
                                                                            ---



                                    Page 1 of  12
                                              ----

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                                         -2-

Items 1 through 4, Item 6, and Item 8 are not included because they are not applicable.

Item 5.       OTHER EVENTS.


(a) MERGER. On September 26, 1994, EquiCredit Corporation (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Barnett Banks, Inc. ("Barnett Banks") and a Delaware corporation to be formed as wholly-owned subsidiary of Barnett Banks (the "Merger Subsidiary"). The transaction was consummated on January 27, 1995.


(b) On April 15, 1996, (the "April Remittance Date") a scheduled distribution was made from EQCC Home Equity Loan Trust 1995-4 to holders of Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates and Class R Certificates. The information contained in the Trustee's Remittance Report in respect of the April Remittance Date, attached hereto as Exhibit 99, is hereby incorporated by reference.


(c) 1. On September 1, 1995, a complaint was filed in the Circuit Court of Jefferson County, Alabama by Nellie Chappell, as plaintiff, against Old Stone Credit Corporation of Alabama, EquiCredit Corporation of Alabama, EquiCredit Corporation/Ala. & Miss. and other named and unnamed defendants alleging that plaintiff was charged for brokerage and loan origination fees exceeding the 5% cap allowed under Alabama law (ALA. CODE (1975) Section5-19-4(g). Plaintiff claims that such fees were fraudulently misrepresented, concealed and suppressed by defendants in order to induce plaintiff to refinance her home. A settlement was reached in April 1996. The amount of settlement payment to the plaintiff was not material and the Company admitted to no wrong doing.

2. On February 19, 1996, a class action complaint was filed in the U.S. District Court for the Northern District of Georgia by Elizabeth D. Washington on behalf of herself and others similarly situated, against EquiCredit Corporation of Ga., an affiliate of EquiCredit Corporation of America. Plaintiff purports to represent a class (the "Class") consisting of all persons who obtained "federally regulated mortgage loans" from February 16, 1995 to February 16, 1996 on which a fee or yield spread premium ("YSP") was paid to a mortgage broker. The action is brought pursuant to the Real Estate Settlement Procedures Act ("RESPA") alleging that EquiCredit violated RESPA by paying a YSP to Funding Center of Georgia, Inc. ("FCG"), failing to disclose such YSP on the Good Faith Estimate of settlement costs, and failing to provide a Good Faith Estimate and HUD "Special Information Booklet" within three days of receipt of loan application. Plaintiff seeks judgment equal to three times the amount of all YSP paid by EquiCredit to FCG and other brokers, as well as court costs and litigation expenses, attorney fees and such other relief which may be granted by the court. Management of EquiCredit denies that the Company has violated any law, rule, or regulation as asserted in the Plaintiff's Complaint and intends to vigorously contest this action.

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                                        -3-

AS OF OCTOBER 1, 1993, OLD STONE CREDIT CORPORATION IS N/K/A EQUICREDIT CORPORATION OF AMERICA.

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS.

       (a) Financial Statements - Not Applicable

       (b) Pro Forma Financial Information - Not Applicable

       (c) EXHIBITS
              (Exhibit numbers conform to Item 601 of Regulation S-K):


           99  Trustee's Remittance Report in respect of the April Remittance
               Date.


                [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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                                         -4-

                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf the undersigned hereto duly authorized.


                                            EQCC HOME EQUITY LOAN TRUST 1995-4
                                                 (Registrant)

                                       EQUICREDIT CORPORATION OF AMERICA
                                                 as Representative


April 15, 1996                                   BY: /s/ JOHN P. SILSBY, II
                                                     ----------------------

                                            John P. Silsby, II
                                            Senior Vice President

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                                         -5-

                                  INDEX TO EXHIBITS


                                                                 SEQUENTIALLY
    EXHIBIT                                                        NUMBERED
    NUMBER                   EXHIBIT                                 PAGE
    ------                   -------                               --------


    99   --        Trustee's Remittance Report in respect            7
                   of the April Remittance Date.




                     [  THIS SPACE IS INTENTIONALLY LEFT BLANK  ]